Exhibit 10.1

AMENDMENT NO. 2 dated as of January 25, 2019 (this “Amendment”), to the Credit Agreement dated as of December 29, 2017, as amended by Amendment No. 1 to Credit Agreement dated as of September 7, 2018 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”).
A.     Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.
B.     The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to make certain changes as set forth herein.
C.     In order to effectuate the foregoing, the Borrower, the Lenders party hereto (which such Lenders constitute at least the Lenders required to effect this Amendment in accordance with Section 12.2 of the Credit Agreement) and the Administrative Agent have agreed that the Credit Agreement be amended, on the terms and subject to the conditions set forth herein.
D.     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows, effective as of the Amendment No. 2 Effective Date (as defined below):
(a)     Section 1.1 is hereby amended by adding the following defined term in the appropriate alphabetical order:
“Amendment No. 2 Effective Date” means January 25, 2019.
(b)     The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by replacing the chart that appears therein in its entirety with the chart below:

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Pricing Level	Total Funded Debt to EBITDA Ratio	Applicable Margin for LIBOR Rate Loans	Applicable Margin for Base Rate Loans	Commitment Fee
I	Greater than 3.00 to 1.00	2.00%	1.00%	0.25%
II	Greater than 2.75 to 1.00, but less than or equal to 3.00 to 1.00	1.75%	0.75%	0.20%
III	Greater than 2.00 to 1.00, but less than or equal to 2.75 to 1.00	1.50%	0.50%	0.175%
IV	Greater than 1.50 to 1.00, but less than or equal to 2.00 to 1.00	1.25%	0.25%	0.15%
V	Less than or equal to 1.50 to 1.00	1.00%	0.00%	0.10%

(c)     Section 9.3(m) of the Credit Agreement is hereby amended by striking the phrase “in an aggregate amount not to exceed the Cumulative Credit at such time”.
(d)     Section 9.6(f) of the Credit Agreement is hereby amended by replacing the phrase “2.50 to 1.00” as it appears therein with “2.75 to 1.00”.
(e)     Section 9.13 of the Credit Agreement is hereby amended as follows:
(i) paragraph (b) therein is hereby amended and restated in its entirety as follows:
(b) Maximum Total Funded Debt to EBITDA Ratio. As of the last day of any fiscal quarter ending (i) after the Amendment No. 2 Effective Date through January 31, 2020, permit the Total Funded Debt to EBITDA Ratio to be greater than 3.50 to 1.00 and (ii) thereafter, permit the Total Funded Debt to EBITDA Ratio to be greater than 3.25 to 1.00; provided that, solely with respect to this Section 9.13(b), upon the consummation of a Qualified Acquisition, the then applicable Total Funded Debt to EBITDA Ratio shall increase to 3.75 to 1.00 as of the end of the fiscal quarter in which such Qualified Acquisition is consummated and the immediately following four (4) fiscal quarters thereafter.
(ii) paragraph (c) therein is hereby deleted in its entirety and replaced with “[Reserved].”.
SECTION 2.     Representations and Warranties. The Borrower, as to itself and the Credit Parties, represents and warrants to the Administrative Agent and the Lenders that:
(a)     Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance

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of this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable in accordance with the terms herein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
(b)     As of the Amendment No. 2 Effective Date and after giving effect to the transactions contemplated hereby:
(i)     The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the Amendment No. 2 Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty remains true and correct in all respects as of such earlier date); and
(ii)     no Default or Event of Default has occurred and is continuing.
SECTION 3.     Conditions to Effectiveness. This Amendment shall become effective, as of the date first written above, on the first date (such date, the “Amendment No. 2 Effective Date”) on which each of the following conditions is satisfied:
(a)     The Administrative Agent (i) shall have executed this Amendment and (ii) shall have received from the Borrower, each other Credit Party and Lenders (which such Lenders constitute at least the Lenders required to effect this Amendment in accordance with Section 12.2 of the Credit Agreement) either a counterpart of this Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or transmission by electronic mail (in .pdf or .tif format)) that such party has signed a counterpart of this Amendment.
(b)     The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by an authorized officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 2 hereof.
(c)     The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to 5:00 p.m., New York City time, on January 24, 2019, (i) an amendment fee equal to 0.05% of the amount of the Revolving Credit Commitments (whether used or unused) and outstanding Term Loans of such Lender under the Credit Agreement as of the

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Amendment No. 2 Effective Date (for the avoidance of doubt, without giving effect to any increase therein on the Amendment No. 2 Effective Date) and (ii) an upfront fee equal to 0.15% of the amount by which the Revolving Credit Commitments and/or Term Loans of such Lender are increased on the Amendment No. 2 Effective Date.
(d)     The Administrative Agent shall have received, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrower under the Credit Agreement in connection with this Amendment.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.
SECTION 4.     Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each of the parties hereto acknowledge and agree, for the avoidance of doubt that, from and after the Amendment No. 2 Effective Date, the Applicable Margin for all purposes of the Credit Agreement shall be determined in accordance with the provisions of the Credit Agreement as amended hereby and that, for any day prior to the Amendment No. 2 Effective Date, the Applicable Margin shall be determined in accordance with the Credit Agreement prior to giving effect to this Amendment. After the Amendment No. 2 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 5.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.
SECTION 6.     Governing Law; Waiver of Jury Trial; Service of Process; Judgment Currency. THE PROVISIONS OF SECTION 12.5 (GOVERNING LAW; JURISDICTION, ETC) AND SECTION 12.6 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT, mutatis mutandis.

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SECTION 7.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

AMERICAN WOODMARK CORPORATION, as Borrower
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Senior Vice President and Chief Financial Officer

AMENDÉ CABINET CORPORATION, as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: President

COMPLETE KITCHENS LLC, as a Credit Party
By:
/s/ S. Cary Dunston
Name: S. Cary Dunston
Title: President

RSI HOME PRODUCTS, INC., as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

PROFESSIONAL CABINET SOLUTIONS, as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

[Signature Page to Amendment No. 2]

RSI HOME PRODUCTS MANAGEMENT, INC., as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

RSI HOME PRODUCTS MANUFACTURING, INC., as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

RSI HOME PRODUCTS SALES, INC., as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender,
By:
/s/ Dermaine Lewis
Name: Dermaine Lewis
Title: Senior Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: BMO HARRIS BANK N.A.

By:
/s/ Thomas Hasenauer
Name: Thomas Hasenauer
Title: Director

For any Lender requiring a second signature block:

By:

Name:
Title:

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: Citizens Bank, N.A. (as successor by merger to Citizens Bank of Pennsylvania

By:
/s/ Pamela Hansen
Name: Pamela Hansen
Title: Senior Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: SunTrust Bank

By:
/s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Director

For any Lender requiring a second signature block:

By:

Name:
Title:

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: CAPITAL ONE, N.A.

By:
/s/ Travis B. Maxwell
Name: Travis B. Maxwell
Title: Managing Director

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: COMPASS BANK

By:
/s/ Jay Tweed
Name: Jay Tweed
Title: Senior Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: FIFTH THIRD BANK

By:
/s/ Jonathan James
Name: Jonathan James
Title: Managing Director

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: MUFG Union Bank, N.A.

By:
/s/ Yao Wong
Name: Yao Wong
Title: Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: PNC BANK, NATIONAL ASSOCIATION

By:
/s/ David Notaro
Name: David Notaro
Title: Senior Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: REGIONS BANK

By:
/s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: US BANK, NATIONAL ASSOCIATION

By:
/s/ Sean P. Walters
Name: Sean P. Walters
Title: Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: Branch Banking and Trust Company

By:
/s/ Trevor H. Williams
Name: Trevor H. Williams
Title: Assistant Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: First National Bank of Pennsylvania

By:
/s/ Charles W. Jones
Name: Charles W. Jones
Title: Senior Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: TD BANK, N.A.

By:
/s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

[Signature Page to Amendment No. 2]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2
AMERICAN WOODMARK CORPORATION

Name of Institution: Union Bank & Trust

By:
/s/ Charlie Vaughters
Name: Charlie Vaughters
Title: Director – Corporate Banking

[Signature Page to Amendment No. 2]